UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 2, 2009

TIGRENT INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-27403	84-1475486
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1612 East Cape Coral Parkway, Cape Coral Florida 33904

(Address of principal executive offices)

(239) 542-0643

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On October 29, 2009, Tigrent Inc. (the “Company”) issued a press release announcing that FINRA has issued a new trading symbol for the Company reflecting its name change from Whitney Information Network, Inc. to Tigrent Inc.  The Company’s common stock will trade under the symbol TIGE effective as of October 30, 2009.   A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Tigrent Inc.’s Press Release dated October 29, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 2, 2009	TIGRENT INC.

/s/ Charles M. Peck
Charles M. Peck
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Tigrent Inc.’s Press Release dated October 29, 2009